UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01    Other Items
As previously disclosed, in connection with the 4.00% Convertible Senior Notes due 2021 (the “Notes”) issued by Newpark Resources, Inc. (the “Company”) on December 5, 2016, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into that certain Indenture dated as of December 5, 2016 (the “Indenture”).
The Indenture requires the Company to notify the Trustee upon the occurrence of the Resale Restriction Termination Date, which is the later of (i) the date that is one year after the last date of the original issuance of the Notes, or such shorter period of time as permitted by Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) such later date, if any, as may be required by applicable law. The Resale Restriction Termination Date occurred on December 5, 2017, and the Company did not provide written notice thereof to the Trustee and the Notes continued to bear a restrictive legend and be assigned a restricted CUSIP number.
As a result, additional interest began to accrue on the Notes at a rate of 0.5% per annum starting on December 6, 2017 and will continue to accrue until such time that the Notes (i) do not bear a restrictive legend, (ii) are assigned an unrestricted CUSIP number and (iii) are freely tradable pursuant to Rule 144 by holders other than the Company’s affiliates or holders that were the Company’s affiliates at any time during the three months immediately preceding any such transfer. Interest on the Notes (including any additional interest described above) is due and payable semi-annually in arrears on each June 1 and December 1. After recently becoming aware of this failure to remove the restrictive legend from the Notes and assign an unrestrictive CUSIP number to the Notes and the resulting accrual of additional interest, the Company (a) instructed the Trustee to remove the restrictive legend from the Notes, (b) obtained an unrestricted CUSIP number for the Notes and (c) applied to the Depository Trust Company (the “DTC”) to effect a mandatory exchange of the Restricted Global Note for an Unrestricted Global Note, so that the Notes will become freely tradeable. The Company expects that such exchange will be completed on or about January 25, 2019 (the “Exchange Date”), and consequently, the accrual of additional interest on the Notes will cease on the Exchange Date.
While the Company made regular interest payments on each of June 1, 2018 and December 1, 2018, the Company did not pay the additional interest as described above on those payment dates. The failure to pay the additional interest due on the applicable due date and the continuance of such failure for 30 days resulted in an event of default under the Indenture (the “Indenture Event of Default”). For so long as the Indenture Event of Default is continuing and has not been cured, either the Trustee or the holders of at least 25% in principal amount of the Notes are entitled to elect to accelerate the maturity of the Notes.
As discussed above, the Company has (i) obtained an unrestricted CUSIP number for the Global Note representing the Notes, and (ii) delivered to the DTC an application to exchange the Global Note with the restricted CUSIP number (Restricted CUSIP No. 651718AD0) for a Global Note with the new unrestricted CUSIP number (Unrestricted CUSIP No. 651718AE8) pursuant to DTC’s mandatory exchange procedures and will consummate the exchange on or about the Exchange Date.
The Company has established a special payment date of January 18, 2019 (the “Special Payment Date”) for the payment of all overdue additional interest (which was due and payable on June 1, 2018 and December 1, 2018), together with interest thereon at a rate of 5.50% per annum, as required by the terms of the Indenture and the Notes. The Company has also established a special record date of the close of business on January 17, 2019 (the “Special Record Date”) to establish the persons in whose names the Notes are registered for purposes of receiving such payment. The Company has deposited with the Trustee a total of $504,792.59, which is the aggregate amount of the payment to be paid on January 18, 2019. The Company will pay the final portion of additional interest accruing from December 1, 2018 to the Exchange Date on June 1, 2019 in accordance with the terms of the Notes and the Indenture.
The occurrence of the Indenture Event of Default (and the events giving rise to the same) results in certain defaults, and/or other violations (collectively, the “Violations”) under the Company’s Amended and Restated Credit Agreement dated October 17, 2017 (the “Credit Agreement”) and related documents, which Violations, in turn, result in, or constitute, certain Defaults and Events of Default (as each such term is defined in the Credit Agreement) under the Credit Agreement. The Company has provided notice to Bank of America, N.A., as Administrative Agent under the Credit Agreement, as well as the lenders, notice of the Indenture Event of Default and Defaults and Events of Defaults under the Credit Agreement. For so long as such Events of Default under the Credit Agreement are continuing and have not been cured, the Administrative Agent is required at the request of, or may with the consent of, the Required Lenders (as defined in the Credit Agreement) exercise remedies under the Credit Agreement, including acceleration of outstanding loans under the Credit Agreement. The Company has requested, and the Administrative Agent and lenders have agreed to provide, a limited waiver with respect to the Violations under the Credit Agreement. The Company expects the Administrative Agent and the lenders to execute and deliver the limited waiver on or shortly after the Special Payment Date. While no assurances can be given that such limited waiver will be obtained, the Company believes that it will receive such limited waiver and the Company will provide notice thereof upon receipt of such limited waiver.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
Dated:	January 16, 2019	By:	/s/ E. Chipman Earle
E. Chipman Earle
Vice President, General Counsel and
Chief Administrative Officer